UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 6, 2012 (October 24, 2011)

Date of Report (Date of earliest event reported)

Apollo Global Management, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-35107	20-8880053
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9 West 57th Street, 43rd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On October 26, 2011 Apollo Global Management, LLC and its subsidiaries (the “Company”) filed a Current Report on Form 8-K to report its acquisition of 100% of the membership interests of Gulf Stream Asset Management, LLC (“Gulf Stream”). This amendment provides the audited historical and unaudited interim combined consolidated financial statements of Gulf Stream as required by Item 9.01 (a) of Form 8-K and the unaudited pro forma condensed combined consolidated financial statements of the Company required by Item 9.01 (b) of Form 8-K. The remainder of the information contained in the Current Report on Form 8-K filed on October 26, 2011 is not amended hereby.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited consolidated statement of financial condition of Gulf Stream as of December 31, 2010, and the related audited consolidated statements of income, changes in equity and cash flows for the year ended December 31, 2010 and the related notes to the consolidated financial statements, are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

The unaudited consolidated statement of financial condition of Gulf Stream as of June 30, 2011 and the related statements of income, changes in equity and cash flows for the six months ended June 30, 2011 and 2010, and the related notes to the consolidated financial statements, are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined consolidated statement of financial condition of the Company as of June 30, 2011 and the unaudited pro forma condensed combined consolidated statements of operations for the six months ended June 30, 2011 and for the year ended December 31, 2010 and the related notes to the unaudited pro forma condensed combined consolidated financial statements, are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(c)	Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1	Audited Consolidated Statement of Financial Condition of Gulf Stream as of December 31, 2010, and the Consolidated Statement of Income, Changes in Equity and Cash Flows for the year ended December 31, 2010.

99.2	Unaudited Consolidated Statement of Financial Condition of Gulf Stream as of June 30, 2011, and Consolidated Statement of Income, Changes in Equity and Cash Flows for the six months ended June 30, 2011 and 2010.

99.3	Unaudited Pro Forma Condensed Combined Consolidated Statement of Financial Condition of the Company as of June 30, 2011 and Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations for the six months ended June 30, 2011 and for the year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GLOBAL MANAGEMENT, LLC
(Registrant)

Date: January 6, 2012	By:	/s/ John J. Suydam
John J. Suydam
Chief Legal Officer and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1

Audited Consolidated Statement of Financial Condition of Gulf Stream at December 31, 2010, and the Consolidated Statement of Income, Changes in Equity and Cash Flows for the year ended December 31, 2010

99.2	Unaudited Consolidated Statement of Financial Condition of Gulf Stream at June 30, 2011, and Consolidated Statement of Income, Changes in Equity and Cash Flows for the six months ended June 30, 2011 and 2010.

99.3	Unaudited Pro Forma Condensed Combined Consolidated Statement of Financial Condition of the Company at June 30, 2011 and Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations for the six months ended June 30, 2011 and for the year ended December 31, 2010.